Other Income (Expense), Net - Other, Net, Included in Other Income (Expense), Net (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Statement [Abstract]
Income from cash and cash investments	$ 6	$ 8	$ 6
Other interest income	1	1	1
Income from financial investments, net (Note E)	24	73	9
Other items, net	(4)	(5)	(10)
Total other, net	$ 27	$ 77	$ 6